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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                      ___________________________

                               FORM 8-K
                      ___________________________

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): September 30, 1998

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                        MILLER INDUSTRIES, INC.
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        (Exact name of Registrant as Specified in its Charter)


    Tennessee                             0-24298               62-1566286
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(State or other Jurisdiction of   (Commission File Number)   (IRS Employer
Incorporation or Organization)                             Identification No.)


                          8503 Hilltop Drive
                         Ooltewah, Tennessee                       37363
               (Address of principal executive offices)          (Zip Code)


     Registrant's Telephone Number, including Area Code: (423) 238-4171


                            Not Applicable
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     (Former name or former address, if changed since last report)




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
ITEM 5.        OTHER EVENTS.

          On September 30, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

          The following exhibit is filed herewith:

EXHIBIT
NUMBER         DESCRIPTION OF EXHIBIT

99.1 Press Release dated September 30, 1998 regarding decision to explore strategic and financial alternatives to enhance shareholder value.




                              SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MILLER INDUSTRIES, INC.



                                        By: /s/ Frank Madonia
                                           --------------------------------
                                           Frank Madonia
                                           Vice President, Secretary and
                                           General Counsel


                                           September 30, 1998
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                                        Date